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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           May 14, 2001
                                                 -------------------------------


                            Bell Microproducts, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                   California
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                 (State of Other Jurisdiction of Incorporation)


           000-21528                               94-3057566
    -----------------------            ------------------------------------
    (Commission File Number)           (I.R.S. Employer Identification No.)


            1941 Ringwood Avenue
            San Jose, California                             95131-1721
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    (Address of Principal Executive Offices)                 (Zip Code)


                                 (408) 451-9400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On May 15, 2001, Bell Microproducts, Inc. announced the refinancing of its two principal North and South American banking credit facilities. A copy of the press release announcing the transaction is filed as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not required.

         (b)      Pro Forma Financial Information:

                  Not required.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BELL MICROPRODUCTS, INC.


Date:  May 24, 2001                    By  /s/ Remo E. Canessa
                                          --------------------------------------
                                          By:  Remo E. Canessa
                                               Vice President, Finance and
                                               Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                            BELL MICROPRODUCTS, INC.



Exhibit Number        Exhibit Description
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
   99                 Press release dated May 15, 2001